10.1

FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 15, 2026, by and among DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), DIAMONDROCK HOSPITALITY COMPANY, a corporation formed under the laws of the State of Maryland (the “Parent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), on behalf of itself and the “Lenders” party to the Credit Agreement (collectively, “Lenders”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Seventh Amended and Restated Credit Agreement, dated as of July 22, 2025 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement; and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement (as amended by this Amendment, the “Amended Credit Agreement”) on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Effective as of the date set forth above (the “First Amendment Date”), the parties hereto agree that Section 13.6(d) of the Credit Agreement is hereby amended by deleting “July 22, 2026” and inserting “September 22, 2026” in lieu thereof.

Section 2. Intentionally Omitted.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

    (a)    Authorization. Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform this Amendment and the Amended Credit Agreement in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment has been duly executed and delivered by the duly authorized officers, agents and/or signatories of the Borrower and the Parent and this Amendment and the Amended Credit Agreement are legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

    (b)    Compliance with Laws, etc. The execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement in accordance with their respective terms and the borrowings do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

    (c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

    (d)    Existing Representations and Warranties. The representations and warranties made or deemed made by the Borrower or any other Loan Party in the Amended Credit Agreement or any other Loan Document to which such Loan Party is a party or which are contained in any certificate furnished in connection therewith are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Amended Credit Agreement.

    Section 4. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement.

Section 5. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable, documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

    Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

    Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW

YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

    Section 8. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only from the date this Amendment becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement, as herein amended, or any other Loan Document.

    Section 9. Release. In consideration of the amendments and agreements contained herein, each Loan Party hereby waives and releases the Administrative Agent, each Lender, the Swingline Lender and the Issuing Banks from any and all claims and defenses, whether known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby to the extent any such claims and defenses have arisen on or prior to the date hereof.

    Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signatory.

    Section 11. Loan Documents. This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Seventh Amended and Restated Credit Agreement to be executed as of the First Amendment Date.

BORROWER:

DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP,
a Delaware limited partnership

By:    DiamondRock Hospitality Company,
    a Maryland corporation,
    its sole General Partner

    By:    /s/ Briony Quinn
    Name:    Briony Quinn
Title:     Executive Vice President, Chief Financial Officer and     Treasurer

PARENT: DIAMONDROCK HOSPITALITY COMPANY, a Maryland corporation By: /s/ Briony Quinn Name: Briony Quinn Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Pages Continue]
Signature Page to First Amendment to
Seventh Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Russell Matthews Name: Russell Matthews Title: Managing Director

[End of Signature Pages]
Signature Page to First Amendment to
Seventh Amended and Restated Credit Agreement